Supplement dated July 27, 2026
to the following initial summary prospectus(es):
Monument Advisor Select New York dated May 1, 2026
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Effective July 27, 2026, Nationwide will begin accepting applications for the Monument Advisor Select NY Individual Modified Single Premium Deferred Variable Annuity Contract.
Accordingly, the first sentence of the initial summary prospectus has been amended as follows:
"The Contracts described in this summary prospectus are only available for applications signed on or after July 27, 2026."
ISP-1068